Eos Energy Enterprises Reports First Quarter 2024 Financial Results and Announces Successful Completion of Factory Acceptance Testing Company successfully completes Factory Acceptance Testing on state-of-the-art manufacturing line 1; remains on schedule for Q2 commissioning EDISON, N.J. – May 14, 2024 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), a leading provider of safe, scalable, efficient, and sustainable zinc-based long duration energy storage systems, today announced financial results for the first quarter ended March 31, 2024. First Quarter Highlights + Revenue totaled $6.6 million from its Z3 semi-automated manufacturing line, 25% lower than prior year period, driven by customer revenue recognition timing. + Cost of Goods Sold totaled $28.2 million, a 5% increase compared to prior year period, on 28% higher manufacturing volume. + Operating expenses totaled $19.5 million, a 3% decrease compared to prior year period. + Cash balance of $31.8 million (excluding restricted cash) as of March 31, 2024. + Commercial opportunity pipeline of $13.3 billion, a 56% increase compared to prior year with a $602.7 million backlog as of March 31, 2024, an increase of 13% compared to March 31, 2023. + Expanded and extended existing agreement with Pine Gate Renewables with a new Master Supply Agreement (MSA) for 500 MWh of energy storage systems to be delivered over the next five years. Eos Chief Executive Officer Joe Mastrangelo said, “We’ve now shipped over 110 Z3 Cubes to five separate customers since the first shipment in late September. It’s an incredible testament to the work of the entire Eos team, considering that last year we were still manufacturing Gen 2.3 and were yet to launch the Z3. I’m incredibly proud of the work this team has accomplished and where we stand today.” Mastrangelo concluded, “We’ve made tremendous progress toward the goals outlined on the December Strategic Outlook call and we are now just weeks away from commissioning our first state-of-the- art manufacturing line in Turtle Creek, PA. Our orders backlog and pipeline remain strong, and the significant volume, cost, and manufacturability benefits associated with our first line will improve our ability to meet the growing demand for longer duration energy storage needs with a safe, quiet, American made solution.” 2024 Outlook The Company reaffirmed the following outlook for 2024: + The Company expects to recognize $60 million to $90 million in revenue as state-of-the-art (SotA) manufacturing line 1 is expected to complete Site Acceptance Testing (SAT) in Q2 2024. The Company then plans to increase manufacturing volume throughout 2024 that aligns production with customer requirements as well as the planned realization of its cost-out roadmap.

2 + The Company forecasts positive contribution margin in Q4 2024 as multiple cost reduction actions are implemented throughout the year. Contribution margin is defined as sales price less direct labor and direct materials and includes the benefit of the production tax credits. Recent Business Highlights Project AMAZE In early May, the Company successfully achieved Factory Acceptance Testing (FAT) for its first SotA manufacturing line. The line, designed and developed in partnership with ACRO Automation Systems, is in the process of being disassembled, shipped, and installed in the Turtle Creek facility for SAT. Completing FAT is a significant milestone for the Company as all process stations are functioning as designed and an initial 12 second cycle time has been achieved, with a clear path to a 10 second target. The line remains on schedule with the expectation to be commissioned in Q2 2024, an important milestone as the Company continues to focus on meeting the conditions of the United States Department of Energy Title XVII loan. Eos Z3 Shipments; Company Surpasses ~3 GWh of Cumulative Total Energy Discharged Announced on April 23, 2024, Eos has manufactured and shipped over 110 Z3 Cubes and nearly 75,000 battery modules to five different customers since late September 2023. As of today, 95% of those cubes shipped have now been installed on foundations and are commencing final customer commissioning followed by Z3 Cube field operation. Eos’s technology has cumulatively discharged approximately 3 GWh in energy, adding another 400 MWh in just the last three weeks. The majority of discharged energy comes from Gen 2.3 systems operating in the field with over 1.4 GWh discharged year to date. Path to Profitability In December, the Company outlined an 80% Z3 launch to scale cost reduction target. The Company has accelerated and secured 55% of the direct material cost-out target as the R&D, engineering and supply chain teams work to utilize alternative materials, increase energy density, and execute on long term supplier contracts. The Company recently transitioned to its lower cost, higher energy density module along with its new inline energy cube, two programs that are critical to its cost roadmap and manufacturing processes. Current Eos manufacturing footprint is sized for the 1.25 GWh SotA line 1 capacity. As the Company ramps production, labor and overhead absorption are forecasted to improve in line with the December 2023 Strategic Outlook Call. In addition, the Company is investing in a plan that will further increase SotA line 1 capacity by nearly 1 GWh utilizing the same manufacturing footprint. Market Outlook With a robust pipeline valued at $13.3 billion, the Company is poised to capitalize on the growing demand for domestically produced energy storage solutions driven by recent developments in policy, technology, and market dynamics. In a strategic move to fortify national security and protect critical infrastructure, Congress, through the National Defense Authorization Act, has enacted a ban on the Department of Defense’s procurement and use of select Chinese-manufactured batteries across its operations. Eos continues to see this as a tremendous growth opportunity as the need for safe, non-flammable, American- made energy storage technology plays a pivotal role in enabling the widespread adoption of renewable energy and advancing grid resilience. The Company is currently working 1.2 GWh in late stage-approvals, awaiting grant awards, shortlisted projects, and final contracting with Eos technology.

3 Earnings Conference Call and Audio Webcast Eos will host a conference call to discuss its first quarter 2024 financial results on May 15, 2024, at 8:30 a.m. ET. A live webcast of the call will be available on the “Investor Relations” page of the Company’s website at https://investors.eose.com. To access the call by webcast, please register in advance using this link (registration link). To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time. The conference call replay will be available via webcast through Eos’s investor relations website for a limited time. The webcast replay will be available beginning at 11:30 a.m. ET on May 15, 2024, and can be accessed by visiting https://investors.eose.com/events-and-presentations. About Eos Eos Energy Enterprises, Inc. is accelerating the shift to clean energy with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. Safe, scalable, efficient, sustainable—and manufactured in the U.S—it's the core of our innovative systems that today provide utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3- to 12-hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue, contribution margins, orders backlog and opportunity pipeline for the fiscal year ended December 31, 2024, our path to profitability and strategic outlook, the tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act of 2022, statements regarding our ability to secure final approval of a loan from the Department of Energy LPO, or our anticipated use of proceeds from any loan facility provided by the US Department of Energy, statements that refer to 2024 outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends

4 accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act, uncertainties around our ability meet the applicable conditions precedent and secure final approval of a loan, in a timely manner or at all from the Department of Energy, Loan Programs Office, or the timing of funding and the final size of any loan that is approved; the possibility of a government shutdown while we work to meet the applicable conditions precedent and finalize loan documents with the U.S. Department of Energy Loan Programs Office or while we await notice of a decision regarding the issuance of a loan from the Department Energy Loan Programs Office; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid- 19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Key Metrics Backlog. Our backlog represents the amount of revenue that we expect to realize from existing agreements with our customers for the sale of our battery energy storage systems and performance of services. The backlog is calculated by adding new orders in the current fiscal period to the backlog as of the end of the prior fiscal period and then subtracting the shipments in the current fiscal period. If the amount of an order is modified or cancelled, we adjust orders in the current period and our backlog accordingly, but do not retroactively adjust previously published backlogs. There is no comparable US-GAAP financial measure for backlog. We believe that the backlog is a useful indicator regarding the future revenue of our Company.

5 Pipeline. Our pipeline represents projects for which we have submitted technical proposals or non-binding quotes plus letters of intent (“LOI”) or firm commitments from customers. Pipeline does not include lead generation projects. Booked Orders. Booked orders are orders where we have legally binding agreements with a Purchase Order (“PO”) or Master Supply Agreement (“MSA”) executed by both parties.

6 EOS ENERGY ENTERPRISES, INC. EARNINGS RELEASE TABLES UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (In thousands, except share and per share data) For The Three Months Ended March 31, 2024 2023 Revenue Total revenue $ 6,601 $ 8,835 Costs and expenses Cost of goods sold 28,229 26,940 Research and development expenses 5,200 5,445 Selling, general and administrative expenses 14,242 13,955 Loss from write-down of property, plant and equipment 65 760 Total costs and expenses 47,736 47,100 Operating loss (41,135) (38,265) Other (expense) income Interest expense, net (4,267) (4,829) Interest expense - related party (4,851) (13,755) Change in fair value of warrants 2,900 (156) Change in fair value of derivatives - related parties 534 (12,934) Loss on debt extinguishment — (1,634) Other income (expense) 136 (17) Loss before income taxes $ (46,683) $ (71,590) Income tax expense 25 10 Net loss $ (46,708) $ (71,600) Other comprehensive income Foreign currency translation adjustment, net of tax (5) 1 Comprehensive loss $ (46,713) $ (71,599) Basic and diluted loss per share attributable to common shareholders Basic $ (0.23) $ (0.82) Diluted $ (0.23) $ (0.82) Weighted average shares of common stock Basic 201,306,905 86,797,669 Diluted 201,306,905 86,797,669

7 EOS ENERGY ENTERPRISES, INC. EARNINGS RELEASE TABLES UNAUDITED CONSOLIDATED BALANCE SHEETS DATA (In thousands) March 31, 2024 December 31, 2023 Balance sheet data Cash and cash equivalents $ 31,773 $ 69,473 Other current assets 55,245 52,858 Property and equipment, net 42,742 37,855 Other assets 25,922 26,306 Total assets 155,682 186,492 Total liabilities 303,355 297,292 Total deficit (147,673) (110,880) UNAUDITED STATEMENTS OF CASH FLOW DATA (In thousands) (1) Includes current and long-term restricted cash, as reflected on the balance sheet March 31, 2024 March 31, 2023 Cash used in operating activities $ (40,474) $ (30,478) Cash used in investing activities (4,042) (2,897) Cash provided by financing activities 6,111 32,455 Effect of foreign exchange on cash, cash equivalents and restricted cash (6) (1) Net decrease in cash, cash equivalents and restricted cash (38,411) (921) Cash, cash equivalents and restricted cash, beginning of period1 84,667 31,223 Cash, cash equivalents and restricted cash, end of period1 $ 46,256 $ 30,302